UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21414
                                                     ---------

                    Oppenheimer Principal Protected Trust II
                    ----------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                      Date of reporting period: 08/31/2007
                                                ----------

ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           Equity                70.5%
                           Fixed Income          26.5
                           Money Market           2.2
                           Cash Equivalents*      0.8

The Fund seeks exposure to the equity markets by investing in the Oppenheimer Main Street Fund. Information relating to the Oppenheimer Main Street Fund's portfolio holdings appears below.

* The Fund lends its portfolio securities from time to time in order to earn additional income. The Fund's cash equivalent holdings at period end represent the Fund's investment of collateral it has received for securities currently on loan.

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on the total market value of investments.

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OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND) SECTOR ALLOCATION
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Information Technology                                                     21.4%
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Financials                                                                 18.1
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Energy                                                                     14.6
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Health Care                                                                14.0
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Industrials                                                                 9.1
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Consumer Staples                                                            8.3
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Consumer Discretionary                                                      7.4
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Telecommunication Services                                                  3.5
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Materials                                                                   2.1
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Utilities                                                                   1.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on the total market value of common stocks.

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            12 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

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OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)

TOP TEN COMMON STOCK INDUSTRIES
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Oil, Gas & Consumable Fuels                                                13.1%
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Computers & Peripherals                                                     6.4
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Pharmaceuticals                                                             6.1
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Insurance                                                                   5.6
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Health Care Providers & Services                                            5.5
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Diversified Financial Services                                              5.1
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Aerospace & Defense                                                         4.5
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Software                                                                    4.3
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Communications Equipment                                                    4.2
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Media                                                                       3.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on net assets.

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           5.3%
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Microsoft Corp.                                                             3.2
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Chevron Corp.                                                               2.9
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.8
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International Business Machines Corp.                                       2.6
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Altria Group, Inc.                                                          2.3
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Pfizer, Inc.                                                                2.3
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General Electric Co.                                                        2.2
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Johnson & Johnson                                                           2.0
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Bank of America Corp.                                                       2.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

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            13 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

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FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO THE S&P 500 INDEX.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. For the 12-month period ended August 31, 2007, Oppenheimer Principal Protected Main Street Fund II's Class A shares (without sales charge) had a total return of 10.22%, which was below the S&P 500 Index's total return of 15.13%. This underperformance was due to the strong overall stock market performance. During periods of rising stock markets, principal protected funds tend to lag behind pure stock market indices, because they typically have less than 100% of their assets invested in the equity markets. The Fund's main goal is not to chase absolute returns, but to preserve investor's capital, while staying competitive with its peers.

      The equity component of the Fund's portfolio is invested in Class Y shares of Oppenheimer Main Street Fund. The fixed income component is invested primarily in Treasury STRIPS that mature on or around the end of the seven-year Warranty Period.1 The asset allocation of Oppenheimer Principal Protected Main Street Fund II will shift over time based on market factors such as interest rates, stock market performance and certain volatility measures. Additionally, there is a pre-defined algorithm that dictates the maximum percentage the Fund can invest in equity securities. This algorithm is based in part on current stock weightings and changes in the market environment (including interest rates, stock market performance and volatility).

      OppenheimerFunds' risk management team monitors the Fund's asset allocation and keeps the Fund's equity percentage dynamically set, depending on market conditions. In an up stock market, the Fund buys shares of Oppenheimer Main Street Fund to take advantage of stock market growth potential. While in a down market, the Fund sells Oppenheimer Main Street Fund and buys Treasury STRIPS to attempt to cushion the Fund's share price from potential declines in stock prices. In the sideways market, the algorithm allows the Fund "to stay still" in order to avoid unnecessary trading costs.

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II MAY NOT BE SUITABLE FOR INVESTORS WHO NEED TO REDEEM SHARES PRIOR TO THE MATURITY DATE, OR WHO NEED TO RECEIVE DIVIDENDS IN CASH.

1. The Fund invests a significant portion of assets in Treasury STRIPS, which are sold at a discount and accrue interest to be paid at maturity. For taxable income purposes the discount on these treasury strips is amortized into income daily using a level yield method over the holding period of the security, thus investors will have taxable income.


            14 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

      As of August 31, 2007, 70.5% of the Fund was invested in the equity component, 26.5% in the fixed-income component and 3% in cash and cash equivalents, based on the Fund's total market value of investments. The Fund lends its portfolio securities from time to time in order to earn additional income. The Fund's cash equivalent holdings at period end represent the Fund's investment of collateral it has received for securities currently on loan.

      For the 12-month period ended August 31, 2007, the Fund's equity component (the Class Y shares of Oppenheimer Main Street Fund) produced total returns that were higher than that of its benchmark, the S&P 500 Index.

      Oppenheimer Main Street Fund's market-capitalization, sector-allocation and security selection strategies all contributed positively to the Fund's performance. Oppenheimer Main Street Fund's overweighted exposure to mega-cap stocks and an underweighted position in mid-cap stocks paid off when very large companies gained relative momentum and smaller ones faded over the final months of the reporting period.

      From a sector allocation perspective, Oppenheimer Main Street Fund's overweighted positions in the information technology area and underweighted exposure to the financials and consumer staples areas fared well. Security selections within most sectors also boosted returns with the best results being achieved by the consumer staples, information technology, and materials sectors. In addition, Oppenheimer Main Street Fund had little exposure to financial services companies that were hurt by the sub-prime mortgage meltdown. Laggards during the reporting period included the consumer discretionary and health care areas, where disappointing security selections were primarily responsible for below-average results.

      As of the reporting period's end, Oppenheimer Main Street Fund's weighted market capitalization stood at its highest level relative to the S&P 500 Index since November 2004. Oppenheimer Main Street Fund ended the period with virtually no exposure to small-cap companies, and its exposure to mid-cap stocks is substantially below that of the S&P 500 Index. Oppenheimer Main Street Fund held approximately 160 stocks as of August 31, 2007, down substantially from one year ago. This decrease reflects Oppenheimer Main Street Fund's greater concentration among large- and mega-cap companies, including those with strong quality characteristics. As always, the Main Street management team remains committed to a quantitative discipline of investing that relies on active market capitalization, allocation, stock selection models, portfolio construction methods and low-cost implementation.


            15 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2007. Performance is measured from inception of all classes on November 10, 2003. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of equity securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


            16 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Principal Protected Main Street Fund II (Class A)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Oppenheimer Principal Protected
                 Main Street Fund II (Class A)       S&P 500 Index

11/10/2003                  $  9,425                    $ 10,000
11/30/2003                  $  9,425                    $ 10,088
02/29/2004                  $  9,482                    $ 10,962
05/31/2004                  $  9,117                    $ 10,773
08/31/2004                  $  9,268                    $ 10,661
11/30/2004                  $  9,390                    $ 11,384
02/28/2005                  $  9,521                    $ 11,726
05/31/2005                  $  9,588                    $ 11,659
08/31/2005                  $  9,703                    $ 11,999
11/30/2005                  $  9,761                    $ 12,344
02/28/2006                  $  9,936                    $ 12,710
05/31/2006                  $  9,819                    $ 12,666
08/31/2006                  $ 10,021                    $ 13,064
11/30/2006                  $ 10,548                    $ 14,100
02/28/2007                  $ 10,593                    $ 14,230
05/31/2007                  $ 11,339                    $ 15,550
08/31/2007                  $ 11,045                    $ 15,040

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year  3.89%   Since Inception (11/10/03)  2.64%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR, IF REDEEMED PRIOR TO THE END OF THE WARRANTY PERIOD (MARCH 3, 2011), LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT
1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 20 FOR FURTHER INFORMATION.


            17 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Principal Protected Main Street Fund II (Class B)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Oppenheimer Principal Protected
                 Main Street Fund II (Class B)       S&P 500 Index

11/10/2003                  $ 10,000                    $ 10,000
11/30/2003                  $ 10,000                    $ 10,088
02/29/2004                  $ 10,040                    $ 10,962
05/31/2004                  $  9,637                    $ 10,773
08/31/2004                  $  9,773                    $ 10,661
11/30/2004                  $  9,883                    $ 11,384
02/28/2005                  $ 10,000                    $ 11,726
05/31/2005                  $ 10,054                    $ 11,659
08/31/2005                  $ 10,152                    $ 11,999
11/30/2005                  $ 10,193                    $ 12,344
02/28/2006                  $ 10,354                    $ 12,710
05/31/2006                  $ 10,211                    $ 12,666
08/31/2006                  $ 10,401                    $ 13,064
11/30/2006                  $ 10,929                    $ 14,100
02/28/2007                  $ 10,953                    $ 14,230
05/31/2007                  $ 11,702                    $ 15,550
08/31/2007                  $ 11,074                    $ 15,040

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year  4.35%   Since Inception (11/10/03)  2.71%


            18 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Principal Protected Main Street Fund II (Class C)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Oppenheimer Principal Protected
                 Main Street Fund II (Class C)       S&P 500 Index

11/10/2003                  $ 10,000                    $ 10,000
11/30/2003                  $ 10,000                    $ 10,088
02/29/2004                  $ 10,040                    $ 10,962
05/31/2004                  $  9,637                    $ 10,773
08/31/2004                  $  9,777                    $ 10,661
11/30/2004                  $  9,887                    $ 11,384
02/28/2005                  $ 10,006                    $ 11,726
05/31/2005                  $ 10,057                    $ 11,659
08/31/2005                  $ 10,158                    $ 11,999
11/30/2005                  $ 10,202                    $ 12,344
02/28/2006                  $ 10,361                    $ 12,710
05/31/2006                  $ 10,222                    $ 12,666
08/31/2006                  $ 10,412                    $ 13,064
11/30/2006                  $ 10,939                    $ 14,100
02/28/2007                  $ 10,964                    $ 14,230
05/31/2007                  $ 11,715                    $ 15,550
08/31/2007                  $ 11,388                    $ 15,040

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year  8.36%   Since Inception (11/10/03)  3.47%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR, IF REDEEMED PRIOR TO THE END OF THE WARRANTY PERIOD (MARCH 3, 2011), LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT
1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 20 FOR FURTHER INFORMATION.


            19 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES
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Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

The Fund has entered into a warranty agreement (the "Warranty") with Merrill Lynch Bank USA (the "Warranty Provider") which attempts to make sure that the value of each shareholder's account on the maturity date (March 3, 2011) will be at least equal to a shareholder's original investment (reduced by any adjustments to the warranty amount permitted by the Warranty, and less any redemptions of Fund shares or distributions taken in cash, sales charges, and extraordinary Fund expenses). The Warranty is solely the obligation of the Warranty Provider, not the shareholders. The Warranty is dependent on the financial ability of the Warranty Provider to make payment to the Fund on the Maturity Date. The Warranty Amount will be reduced by any redemptions of Fund shares or distributions taken in cash, sales charges and extraordinary fund expenses. Distributions from the Fund are taxable whether or not shareholders reinvest them in additional shares of the Fund. The Warranty does not apply to shares redeemed during the Warranty Period, and shareholders may lose money on shares unless redeemed on the Maturity Date. Neither the Fund nor OppenheimerFunds, Inc. is obligated to replace the Warranty Provider should it be unable to make payments necessary to support the Warranty Amount. The Warranty increases the Fund's expenses that shareholders pay and could lower Fund


            20 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II performance. Shareholders must redeem their shares in the Fund on, and only on, the Maturity Date (expected to be March 3, 2011) to receive the greater of the then-current net asset value of the Fund or their Warranty Amount. Prior to the Maturity Date, the Fund will provide each shareholder a notice to remind them that shares must be redeemed on the Maturity Date to receive the full benefit of the Warranty. After the Maturity Date, shares of the Fund will not be covered under the terms of the Warranty and will be subject to market fluctuations and the shares will then be redeemable at the Fund's then-current net asset value, which may be lower than the Warranty Amount.

Shares may be exchanged or redeemed at any time. However, if you redeem or exchange shares prior to the end of the seven-year Warranty Period, you will receive the then-current NAV per share, which may be higher or lower than the Warranty Amount. To receive at least the full Warranty Amount, you must maintain your original investment in the Fund until the end of the seven-year term and reinvest all dividends and distributions.

During the Warranty Period, there are substantial opportunity costs. Allocating assets to U.S. Government securities (primarily Treasury STRIPS) reduces the Fund's ability to participate fully in upward equity market movements. Therefore, it represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. In the event that the Fund's stock allocation declines substantially, generally due to heavy stock market declines, the Fund will permanently shift all investments to fixed income securities and certain of the Fund's expenses will be reduced. In the event of reallocation of 100% of the Fund's assets to U.S. Government securities, the Fund will not be permitted to allocate its assets to equity securities for the remainder of the Warranty Period, which will eliminate the Fund's ability to participate in any upward equity market movement.

While these fixed income securities (primarily Treasury STRIPS) that the Fund invests in do not pay income the traditional way, an income calculation is made for tax purposes based on the purchase price and the time until the security reaches par value. Like traditional interest payments, this amount is reported as income for tax purposes. The zero coupon bonds the Fund invests in do not pay interest income until maturity.


            21 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES
--------------------------------------------------------------------------------

However, the Fund is required to accrue and declare a dividend on such phantom income. Thus, you will have taxable income.

Distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund. The Fund is not obligated to replace the Warranty Provider should it be unable to make the payments necessary to support the Warranty Amount. The Warranty increases the Fund's expenses that you pay and therefore the Fund's expenses will generally be higher than a fund that does not offer a Warranty.

All investments have risks to some degree. Stocks fluctuate in price and their volatility at times may be great. While principal and interest payments on U.S. Treasury securities are guaranteed by the U.S. Government, the price of such securities will fluctuate with changes in prevailing interest rates. Zero-coupon U.S. Government securities are subject to greater fluctuations in price from interest rate changes than typical debt securities that pay interest on a regular basis. Investors should be aware that principal protected funds generally carry higher fees and expenses than non-protected funds.

The Fund offered its shares to the public from November 11, 2003 through February 27, 2004. From March 3, 2004, and until March 3, 2011, shares of the Fund will only be issued upon reinvestment of dividends and distributions.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


            22 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


            23 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              BEGINNING        ENDING          EXPENSES
                              ACCOUNT          ACCOUNT         PAID DURING
                              VALUE            VALUE           6 MONTHS ENDED
                              (3/1/07)         (8/31/07)       AUGUST 31, 2007
--------------------------------------------------------------------------------
Class A Actual                $  1,000.00      $  1,042.70     $  5.68
--------------------------------------------------------------------------------
Class A Hypothetical             1,000.00         1,019.66        5.62
--------------------------------------------------------------------------------
Class B Actual                   1,000.00         1,038.40        9.81
--------------------------------------------------------------------------------
Class B Hypothetical             1,000.00         1,015.63        9.70
--------------------------------------------------------------------------------
Class C Actual                   1,000.00         1,038.60        9.60
--------------------------------------------------------------------------------
Class C Hypothetical             1,000.00         1,015.83        9.49

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended August 31, 2007 are as follows:

CLASS             EXPENSE RATIOS
--------------------------------
Class A                1.10%
--------------------------------
Class B                1.90
--------------------------------
Class C                1.86

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


            24 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF INVESTMENTS  August 31, 2007
--------------------------------------------------------------------------------

                                                                                                           VALUE
                                                                                        SHARES        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--73.5% 1
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND--2.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 5.44% 2                          3,359,592   $     3,359,592
-----------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUND--71.3%
Oppenheimer Main Street Fund, Cl. Y                                                  2,497,922       108,534,705
                                                                                                 ----------------
Total Investments in Affiliated Companies (Cost $89,205,333)                                         111,894,297

                                                                                     PRINCIPAL
                                                                                        AMOUNT
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--26.7%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 3.84%, 5/15/11 3,4                                  $     441,000           381,718
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., STRIPS, 4.60%, 2/15/11 3,4                                      46,600,000        40,333,698
                                                                                                 ----------------
Total U.S. Government Obligations (Cost $40,212,843)                                                  40,715,416

-----------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased
with Cash Collateral from Securities Loaned) (Cost $129,418,176)                                     152,609,713

-----------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--0.8% 5
-----------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.8%
Undivided interest of 0.0001% in joint repurchase agreement (Principal Amount/
Value $3,000,000,000, with a maturity value of $3,001,766,667) with Citigroup
Global Markets, Inc., 5.30%, dated 8/31/07, to be repurchased at $3,226 on
9/4/07, collateralized by U.S. Agencies, 0%-7.25%, 9/7/07-1/15/38, with a
value of $3,060,000,800                                                                  3,224             3,224
-----------------------------------------------------------------------------------------------------------------
Undivided interest of 0.009% in joint repurchase agreement (Principal Amount/
Value $3,500,000,000, with a maturity value of $3,502,100,000) with Bank of
America NA, 5.40%, dated 8/31/07, to be repurchased at $313,188 on
9/4/07, collateralized by U.S. Agency Mortgages, 5%-5.50%, 3/1/34-6/1/35,
with a value of $3,570,000,000                                                         313,000           313,000
-----------------------------------------------------------------------------------------------------------------
Undivided interest of 0.09% in joint repurchase agreement (Principal Amount/
Value $350,000,000, with a maturity value of $350,204,167) with Nomura
Securities, 5.25%, dated 8/31/07, to be repurchased at $313,183 on 9/4/07, collateralized by Government National Mortgage Assn., 0%-5.991%,
4/16/16-7/16/37, with a value of $357,000,000                                          313,000           313,000
-----------------------------------------------------------------------------------------------------------------
Undivided interest of 0.13% in joint repurchase agreement (Principal Amount/
Value $250,000,000, with a maturity value of $250,150,000) with FIMAT USA,
Inc., 5.40%, dated 8/31/07, to be repurchased at $313,188 on 9/4/07, collateralized by U.S. Agency Mortgages, 0%-8.875%, 1/31/08-7/20/37,
with a value of $255,000,732                                                           313,000           313,000


            25 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL             VALUE
                                                                                        AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS Continued
Undivided interest of 1.25% in joint repurchase agreement (Principal Amount/
Value $25,000,000, with a maturity value of $25,015,208) with DLJ/Pershing
Division, 5.475%, dated 8/31/07, to be repurchased at $313,190 on 9/4/07, collateralized by U.S. Agency Mortgages, 0%-8%, 9/17/07-5/16/37, with a
value of $25,500,314                                                             $     313,000   $       313,000
                                                                                                 ----------------
Total Investments Purchased with Cash Collateral from Securities Loaned
(Cost $1,255,224)                                                                                      1,255,224

-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $130,673,400)                                          101.0%      153,864,937
-----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                     (1.0)       (1,591,645)
                                                                                 --------------------------------
NET ASSETS                                                                               100.0%  $   152,273,292
                                                                                 ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                                       SHARES            GROSS           GROSS            SHARES
                                              AUGUST 31, 2006        ADDITIONS      REDUCTIONS   AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                   --       47,832,248      44,472,656         3,359,592
Oppenheimer Main Street Fund, Cl. Y                 2,719,923        2,820,189       3,042,190         2,497,922

                                                                         VALUE        DIVIDEND          REALIZED
                                                                    SEE NOTE 1          INCOME              GAIN
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                        $    3,359,592   $     173,368   $            --
Oppenheimer Main Street Fund, Cl. Y                                108,534,705       1,571,497         1,793,632
                                                                -------------------------------------------------
                                                                $  111,894,297   $   1,744,865   $     1,793,632
                                                                =================================================

2. Rate shown is the 7-day yield as of August 31, 2007.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Partial or fully-loaned security. See Note 5 of accompanying Notes.

5. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 5 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            26 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $41,468,067)                                              $     41,970,640
Affiliated companies (cost $89,205,333)                                                     111,894,297
                                                                                       -----------------
                                                                                            153,864,937
--------------------------------------------------------------------------------------------------------
Cash                                                                                             50,509
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                         20,484
Other                                                                                             5,439
                                                                                       -----------------
Total assets                                                                                153,941,369

--------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                    1,255,224
--------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Warranty agreement fees                                                                         154,922
Shares of beneficial interest redeemed                                                          120,494
Distribution and service plan fees                                                               65,553
Shareholder communications                                                                       38,251
Transfer and shareholder servicing agent fees                                                    11,069
Trustees' compensation                                                                            2,956
Other                                                                                            19,608
                                                                                       -----------------
Total liabilities                                                                             1,668,077

--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $    152,273,292
                                                                                       =================

--------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $          4,565
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  133,920,566
--------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                  (3,601)
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (4,839,775)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                   23,191,537
                                                                                       -----------------
NET ASSETS                                                                             $    152,273,292
                                                                                       =================


            27 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $53,548,313 and 1,599,620 shares of beneficial interest outstanding)                        $  33.48
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                    $  35.52
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $72,163,013 and 2,169,776 shares of beneficial interest outstanding)                        $  33.26
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $26,561,966 and 796,005 shares of beneficial interest outstanding)                          $  33.37

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            28 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------
Dividends from affiliated companies                                                       $   1,744,865
--------------------------------------------------------------------------------------------------------
Interest                                                                                      1,578,603
--------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                           27,258
--------------------------------------------------------------------------------------------------------
Other income                                                                                         36
                                                                                          --------------
Total investment income                                                                       3,350,762

--------------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------------
Management fees                                                                                 821,374
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                         146,263
Class B                                                                                         755,462
Class C                                                                                         294,308
--------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                          39,770
Class B                                                                                          71,628
Class C                                                                                          21,628
--------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                          20,682
Class B                                                                                          39,149
Class C                                                                                          11,343
--------------------------------------------------------------------------------------------------------
Warranty agreement fees                                                                         985,654
--------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                            9,179
--------------------------------------------------------------------------------------------------------
Administration service fees                                                                       1,500
--------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                         387
--------------------------------------------------------------------------------------------------------
Other                                                                                            30,269
                                                                                          --------------
Total expenses                                                                                3,248,596
Less reduction to custodian expenses                                                               (316)
Less waivers and reimbursements of expenses                                                    (601,421)
                                                                                          --------------
Net expenses                                                                                  2,646,859

--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           703,903

--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments:
   Unaffiliated companies                                                                     3,523,987
   Affiliated companies                                                                       1,793,632
                                                                                          --------------
Net realized gain                                                                             5,317,619
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                          9,572,470

--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $  15,593,992
                                                                                          ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            29 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                                2007               2006
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $        703,903   $      1,793,201
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                        5,317,619         (1,960,651)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                           9,572,470          5,627,943
                                                                                         ------------------------------------
Net increase in net assets resulting from operations                                           15,593,992          5,460,493

-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                          (805,471)        (1,277,721)
Class B                                                                                          (413,151)          (769,523)
Class C                                                                                          (136,691)          (311,297)
                                                                                         ------------------------------------
                                                                                               (1,355,313)        (2,358,541)
-----------------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution from net investment income:
Class A                                                                                                --            (29,581)
Class B                                                                                                --            (34,379)
Class C                                                                                                --            (16,086)
                                                                                         ------------------------------------
                                                                                                       --            (80,046)

-----------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions:
Class A                                                                                       (15,444,304)       (22,043,730)
Class B                                                                                       (10,556,175)       (17,313,294)
Class C                                                                                        (7,712,312)       (18,024,933)
                                                                                         ------------------------------------
                                                                                              (33,712,791)       (57,381,957)

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                                (19,474,112)       (54,360,051)
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           171,747,404        226,107,455
                                                                                         ------------------------------------
End of period (including accumulated net investment loss
of $3,601 and $5,333, respectively)                                                      $    152,273,292   $    171,747,404
                                                                                         ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            30 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31,                                  2007         2006         2005       2004 1
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   30.78    $   30.32    $   29.50    $   30.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                               .31 2        .43 2        .48 2        .25
Net realized and unrealized gain (loss)                            2.82          .55          .90         (.75)
                                                              --------------------------------------------------
Total from investment operations                                   3.13          .98         1.38         (.50)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                               (.43)        (.51)        (.56)          --
Tax return of capital distribution from net realized income          --         (.01)          --           --
                                                              --------------------------------------------------
Total dividends and/or distributions to shareholders               (.43)        (.52)        (.56)          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   33.48    $   30.78    $   30.32    $   29.50
                                                              ==================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                10.22%        3.28%        4.69%       (1.67)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $  53,548    $  63,781    $  84,724    $ 100,995
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $  59,238    $  73,030    $  94,553    $  80,924
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                              0.94%        1.40%        1.60%        1.29%
Total expenses 5                                                   1.47%        1.46%        1.46%        1.34%
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                    1.10%        1.17%        1.23%        0.99%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             147%          74%          61%         118%

1. For the period from November 10, 2003 (commencement of operations) to August 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

     Year Ended August 31, 2007            1.84%
     Year Ended August 31, 2006            1.75%
     Year Ended August 31, 2005            1.69%
     Period Ended August 31, 2004          1.54%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            31 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31,                                  2007         2006         2005        2004 1
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   30.58    $   30.12    $   29.32    $    30.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                               .04 2        .18 2        .23 2         .10
Net realized and unrealized gain (loss)                            2.81          .56          .90          (.78)
                                                              ---------------------------------------------------
Total from investment operations                                   2.85          .74         1.13          (.68)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                               (.17)        (.27)        (.33)           --
Tax return of capital distribution from net realized income          --         (.01)          --            --
                                                              ---------------------------------------------------
Total dividends and/or distributions to shareholders               (.17)        (.28)        (.33)           --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   33.26    $   30.58    $   30.12    $    29.32
                                                              ===================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                 9.35%        2.46%        3.88%        (2.27)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $  72,163    $  76,285    $  92,317    $  100,646
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $  75,560    $  84,876    $  97,514    $   81,999
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                              0.12%        0.59%        0.78%         0.49%
Total expenses 5                                                   2.27%        2.25%        2.26%         2.12%
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                    1.90%        1.96%        2.03%         1.77%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             147%          74%          61%          118%

1. For the period from November 10, 2003 (commencement of operations) to August 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

     Year Ended August 31, 2007            2.64%
     Year Ended August 31, 2006            2.54%
     Year Ended August 31, 2005            2.49%
     Period Ended August 31, 2004          2.32%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            32 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

CLASS C     YEAR ENDED AUGUST 31,                                  2007         2006         2005       2004 1
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   30.65    $   30.13    $   29.33    $   30.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                               .06 2        .20 2        .26 2        .09
Net realized and unrealized gain (loss)                            2.81          .55          .88         (.76)
                                                              --------------------------------------------------
Total from investment operations                                   2.87          .75         1.14         (.67)
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                               (.15)        (.21)        (.34)          --
Tax return of capital distribution from net realized income          --         (.02)          --           --
                                                              --------------------------------------------------
Total dividends and/or distributions to shareholders               (.15)        (.23)        (.34)          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   33.37    $   30.65    $   30.13    $   29.33
                                                              ==================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                 9.36%        2.51%        3.90%       (2.23)%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $  26,562    $  31,681    $  49,066    $  69,188
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $  29,423    $  39,713    $  60,338    $  54,330
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                              0.18%        0.67%        0.88%        0.50%
Total expenses 5                                                   2.24%        2.22%        2.23%        2.08%
Expenses after payments, waivers and/or reimbursements and
reduction to custodian expenses                                    1.87%        1.93%        2.00%        1.73%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             147%          74%          61%         118%

1. For the period from November 10, 2003 (commencement of operations) to August 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

     Year Ended August 31, 2007            2.61%
     Year Ended August 31, 2006            2.51%
     Year Ended August 31, 2005            2.46%
     Period Ended August 31, 2004          2.28%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            33 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Principal Protected Main Street Fund II(R) (the Fund), a series of Oppenheimer Principal Protected Trust II, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. During the Warranty Period, the Fund will seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Fund seeks high total return as a secondary objective. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     Shares of the Fund were offered during the Offering Period (November 10, 2003 to February 27, 2004). Shares are not offered during the Warranty Period (March 3, 2004 to March 3, 2011) to the Maturity Date (March 3, 2011) except in connection with reinvestment of dividends and distributions. During the Warranty Period, the Fund will allocate its assets between Oppenheimer Main Street Fund(R) (the Underlying Fund) and certain U.S. government securities. The allocation of the Fund's assets between the debt portfolio and the equity portfolio will vary over time based upon the Warranty Formula. The formula is intended to allow the Fund to have a net asset value on the Maturity Date at least equal to the Warranty Amount.

     During the Warranty Period, the Fund will invest a portion of its assets, and in certain circumstances, the Fund may invest all of its assets, in U.S. government securities having maturities approximately equal to the period remaining in the Warranty Period.

     The Fund offered Class A, Class B and Class C shares. Class A shares were sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares were sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 88 months after the date of purchase.

--------------------------------------------------------------------------------
WARRANTY AGREEMENT. The Fund has entered into a Financial Warranty Agreement with Merrill Lynch Bank USA ("the Warranty Provider") to ensure that on the Maturity Date each shareholder's account will be no less than the value of that shareholder's account on the second business day after the end of the Offering Period (the Warranty Amount). This value will include net income, if any, earned by the Fund during the offering period and be reduced by adjustments permitted under the Warranty Agreement, sales charges, applicable share of extraordinary expenses and proportionately reduced for dividends and distributions paid in cash and redemptions of Fund shares. To avoid a reduced Warranty Amount, shareholders must reinvest all dividends and distributions received from the Fund to purchase additional shares of the Fund and must not redeem any shares of the Fund during the Warranty Period. If the value of the Fund's assets on the Maturity Date is insufficient to result in the value of each shareholder's account being at


            34 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II least equal to the shareholder's Warranty Amount, the Warranty Provider will pay the Fund an amount equal to the excess of his or her Warranty Amount over his or her account value.

     The Financial Warranty is solely the obligation of the Warranty Provider. It is possible that the financial position of the Warranty Provider may deteriorate and it would be unable to satisfy its obligations under the Financial Warranty. The Fund's assets and the obligations of the Warranty Provider under the Warranty Agreement are not guaranteed by Merrill Lynch & Co., Inc. (the Warranty Provider's parent company), the United States Government, the Manager, or any other entity or person.

     The Warranty Agreement requires the Manager, on behalf of the Fund, to comply with certain agreed upon investment parameters in an attempt to limit the Fund's risk. If the Manager fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Warranty Agreement, the Warranty Provider may terminate its Financial Warranty in certain limited circumstances. The Warranty Provider may monitor the Fund's compliance with the Warranty Agreement solely to protect the interests of the Warranty Provider and not the Fund's shareholders. The fee paid to the Warranty Provider is an annual fee of 0.60% of the average daily net assets of the Fund. If the Fund is required to make a complete and irreversible allocation of its assets to the debt portfolio, the Warranty Fee will thereafter be reduced to 0.35% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Long term debt securities having a remaining maturity in excess of sixty days will be valued at the mean between the "bid" and "asked" prices. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

     The Fund invests in Class Y shares of Oppenheimer Main Street Fund and Class E of Oppenheimer Institutional Money Market Fund (the Underlying Funds). The Fund calculates the net asset value of each class of shares based upon the net asset value of the applicable Underlying Fund as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Investments in open-end registered investment companies (including underlying funds) are valued at that fund's net asset value.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's


            35 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                  LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN    CARRYFORWARD 1,2,3         TAX PURPOSES
   -------------------------------------------------------------------------
   $  --                    $  --          $  2,812,147        $  21,163,909

1. As of August 31, 2007, the Fund had $2,812,147 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2007, details of the capital loss carryforwards were as follows:

                       EXPIRING
                       ----------------------------
                       2013            $    314,553
                       2014               2,497,594
                                       ------------
                       Total           $  2,812,147
                                       ============


            36 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

2. During the fiscal year ended August 31, 2007, the Fund utilized $3,047,954 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

      REDUCTION TO      REDUCTION TO ACCUMULATED
      PAID-IN CAPITAL   NET INVESTMENT LOSS
      ------------------------------------------
      $  653,142        $  653,142

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

                                                   YEAR ENDED        YEAR ENDED
                                              AUGUST 31, 2007   AUGUST 31, 2006
      -------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                            $  1,355,313      $  2,358,541
      Return of capital                                    --            80,046
                                                 ------------------------------
      Total                                      $  1,355,313      $  2,438,587
                                                 ==============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities           $  132,701,028
                                               ==============
      Gross unrealized appreciation            $   21,165,241
      Gross unrealized depreciation                    (1,332)
                                               --------------
      Net unrealized appreciation              $   21,163,909
                                               ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets


            37 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


            38 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED AUGUST 31, 2007         YEAR ENDED AUGUST 31, 2006
                                SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------
CLASS A
Sold                             5,130    $      157,944 1          8,919    $      272,394 1
Dividends and/or
distributions reinvested        23,748           767,522           41,557         1,253,493
Redeemed                      (501,362)      (16,369,770)        (772,982)      (23,569,617)
                           ------------------------------------------------------------------
Net decrease                  (472,484)   $  (15,444,304)        (722,506)   $  (22,043,730)
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS B
Dividends and/or
distributions reinvested        12,250    $      396,846           25,425    $      765,654
Redeemed                      (336,788)      (10,953,021)        (596,428)      (18,078,948)
                           ------------------------------------------------------------------
Net decrease                  (324,538)   $  (10,556,175)        (571,003)   $  (17,313,294)
                           ==================================================================

---------------------------------------------------------------------------------------------
CLASS C
Dividends and/or
distributions reinvested         4,089    $      132,430           10,414    $      315,501
Redeemed                      (241,798)       (7,844,742)        (605,308)      (18,340,434)
                           ------------------------------------------------------------------
Net decrease                  (237,709)   $   (7,712,312)        (594,894)   $  (18,024,933)
                           ==================================================================

1. Result of a broker correction to a shareholder transaction.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2007, were as follows:

                                             PURCHASES            SALES
      -----------------------------------------------------------------
      Investment securities             $  119,440,251   $  127,908,074
      U.S. government and government
      agency obligations                   117,674,695      139,943,111

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the average annual net assets of the Fund. That fee will apply during the Warranty Period and the Post-Warranty Period. The management fee shall be reduced to 0.40% per annum of average annual net assets of the Fund in any month during the Warranty Period following a month where the Fund's investment in equity securities (including shares of the Underlying Fund) is, on average, less than 10% of net assets. If during the Warranty Period 100% of the Fund's assets are completely and irreversibly invested in the debt portfolio, the management fee will be at an annual rate of 0.25% of the average annual net assets of the Fund, and if that occurs the Manager will further


            39 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

reduce its management fee to the extent necessary so that expenses after waivers and reductions to the Fund (other than Extraordinary Expenses such as litigation costs) do not exceed 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. However, if this reduction in the management fee is not sufficient to reduce expenses after waivers and reductions to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Furthermore, if expenses exceed these expense limits, the Warranty Amount will be reduced by any expenses that exceed those limits.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2007, the Fund paid $135,467 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the


            40 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II plan at June 30, 2007 for Class B and Class C shares were $2,671,858 and $805,974, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
August 31, 2007             $--         $17,809        $190,645              $--

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager will reimburse the Fund for expenses equal to the Underlying Fund expenses paid by the Fund as a shareholder of the Underlying Fund. That expense reimbursement will fluctuate as the Fund's allocation between the Underlying Fund and the debt portfolio changes. During the year ended August 31, 2007, the Manager reimbursed the Fund $598,130 for such Underlying Fund expenses.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended August 31, 2007, the Manager waived $3,291 for IMMF management fees.

--------------------------------------------------------------------------------
5. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities


            41 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. SECURITIES LENDING Continued

loaned in the form of a substitute payment received from the borrower. As of August 31, 2007, the Fund had on loan securities valued at $1,245,954, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $1,255,224 was received for the loans, all of which was received in cash and subsequently invested in approved investments.

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


            42 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Principal Protected Main Street Fund II (the "Fund") a series of Principal Protected Trust II, including the statement of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 10, 2003 (commencement of operations) to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 10, 2003 (commencement of operations) to August 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 9, 2007


            43 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2007 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $3,925,511 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2007, $330,809 or 24.41% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


            44 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


            45 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


            46 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis, Rudi Schadt and the Manager's Value and Core Plus investment teams and analysts. Mr. Manioudakis has been a portfolio manager of the Fund since November 2003 and Mr. Schadt has been a portfolio manager of the Fund since August 2004. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund's one-year, three-year and since inception performance were below its peer group median. The Board considered, the Manager's assertion that given the Fund's unique, specialized structure and warranty features it is difficult to find a truly comparable performance peer group for the Fund. The Board also considered that the Fund had a low equity exposure during its initial offering period and that its portfolio allocation had shifted to a larger equity allocation which should improve performance.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund.


            47 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other retail front-end load mixed-asset target allocation moderate funds, mixed-asset target allocation growth funds, and mixed-asset target allocation conservative funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees are the lowest in its peer group.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information. The Board considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


            48 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board of          (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
Trustees (since 2003),            Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 2003)              Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                           drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                  Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                  (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                  (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                  Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                  Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                  37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of the Manager (December 1991-April 1999); President, Treasurer
Trustee (since 2003)              and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and
Age: 71                           Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc.
                                  (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Trustee (since 2003)              Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                           Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July
                                  1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 2003)              Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 65                           (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                  Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                  Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 2003)              several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                           (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2003)              2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 61                           Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                  (February 2002-2005) and Chairman of


            49 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,              Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director (October
Continued                         1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets Growth Fund, Inc.
                                  (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member
                                  of the investment committees of The Rockefeller Foundation (since 2001) and The University of
                                  Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit
                                  (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April
                                  1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2003)              (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                           Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLift
                                  (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                  Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2003)              (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                           Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                                  (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                  SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                  Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                       NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and            Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer       President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2003)                      company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                           (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                  (since November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                                  Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the
                                  Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                                  Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                  Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                  2001), HarbourView


            50 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

JOHN V. MURPHY,                   Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since
Continued                         November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                  Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company)
                                  (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                                  Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                  Governors (since October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                  2001). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MANIOUDAKIS, SCHADT,
OF THE FUND                       ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                  YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON
                                  WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR
                                  HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,            Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio      Corporation (since April, 2002 and of OFI Institutional Asset Management, Inc. (since June 2002);
Manager (since 2003)              Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan
Age: 40                           Stanley Investment Management (August 1993-April 2002). An officer of 15 portfolios in the
                                  OppenheimerFunds complex.

RUDI W. SCHADT,                   Vice President, Director of Research in Product Design and Risk Management of the Manager. Prior
Vice President and Portfolio      to joining the Manager in February 2002 he was a Director and Senior Quantitative Analyst
Manager (since 2004)              (2000-2001) at UBS Asset Management prior to which he was an Associate Director of Research (since
Age: 49                           June 1999) and Senior Researcher and Portfolio Manager (from June 1997) at State Street Global
                                  Advisors. An officer of 7 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                      Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).
Age: 57                           Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal           HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting            Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 2003)              (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 48                           International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional
                                  Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant
                                  Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                  Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999).
                                  An officer of 102 portfolios in the OppenheimerFunds complex.


            51 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 37                           Services, Inc. (September 2000-May 2001). An officer of 102 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2003)                      Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 59                           Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                  (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                  President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                  Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                  December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                  Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of the following: Share-holder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                  International Ltd. (September 1997-November 2001). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2004)                      (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                           Services Inc. (formerly, PaineWebber Incorporated). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary               President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                      Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 43

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2003)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


            52 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FINANCIAL STATEMENTS FOR OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)

55   Statement of Investments

60   Statement of Assets and Liabilities

62   Statement of Operations

64   Statements of Changes in Net Assets

65   Financial Highlights

70   Notes to Financial Statements

80   Report of Independent Registered Public Accounting Firm


            54 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS  August 31, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.3%
--------------------------------------------------------------------------------
AUTOMOBILES--0.0%
General Motors Corp.                                   41,100   $     1,263,414
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.4%
Chipotle Mexican Grill,
Inc., Cl. B 1                                          43,733         4,106,091
--------------------------------------------------------------------------------
Marriott International,
Inc., Cl. A                                           709,700        31,524,874
--------------------------------------------------------------------------------
McDonald's Corp.                                    1,222,600        60,213,050
--------------------------------------------------------------------------------
Starwood Hotels &
Resorts Worldwide, Inc.                               310,500        18,977,760
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                   1,392,600        45,565,872
                                                                ----------------
                                                                    160,387,647

--------------------------------------------------------------------------------
MEDIA--3.6%
CBS Corp., Cl. B                                    1,743,700        54,943,987
--------------------------------------------------------------------------------
Clear Channel
Communications, Inc.                                1,724,500        64,254,870
--------------------------------------------------------------------------------
EchoStar Communications
Corp., Cl. A 1                                        801,000        33,898,320
--------------------------------------------------------------------------------
Gannett Co., Inc.                                     948,400        44,574,800
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                   701,400        35,722,302
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                               1,413,938        55,793,993
--------------------------------------------------------------------------------
Walt Disney Co. (The)                               3,713,300       124,766,880
                                                                ----------------
                                                                    413,955,152

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.1%
J.C. Penney Co., Inc.
(Holding Co.)                                         493,200        33,912,432
--------------------------------------------------------------------------------
Macy's, Inc.                                        1,284,400        40,741,168
--------------------------------------------------------------------------------
Sears Holdings Corp. 1                                267,800        38,445,368
--------------------------------------------------------------------------------
Target Corp.                                          187,500        12,361,875
                                                                ----------------
                                                                    125,460,843

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.8%
Home Depot, Inc.                                    1,547,500        59,284,725
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                1,348,900        41,127,961
                                                                ----------------
                                                                    100,412,686

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Nike, Inc., Cl. B                                     793,200   $    44,688,888
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.2%
--------------------------------------------------------------------------------
BEVERAGES--2.0%
Coca-Cola Co. (The)                                 2,245,800       120,779,124
--------------------------------------------------------------------------------
PepsiCo, Inc.                                       1,682,990       114,493,810
                                                                ----------------
                                                                    235,272,934

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%
Costco Wholesale
Corp.                                                 806,524        49,802,857
--------------------------------------------------------------------------------
Kroger Co. (The)                                    1,255,810        33,379,430
--------------------------------------------------------------------------------
Safeway, Inc.                                       1,257,800        39,909,994
                                                                ----------------
                                                                    123,092,281

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.8%
ConAgra Foods, Inc.                                 1,454,700        37,400,337
--------------------------------------------------------------------------------
General Mills, Inc.                                   776,000        43,362,880
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                      895,400        40,373,586
--------------------------------------------------------------------------------
Kellogg Co.                                           684,700        37,610,571
--------------------------------------------------------------------------------
Sara Lee Corp.                                      2,767,600        45,997,512
                                                                ----------------
                                                                    204,744,886

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.0%
Colgate-Palmolive Co.                                 118,500         7,858,920
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                               1,699,085       110,967,241
                                                                ----------------
                                                                    118,826,161

--------------------------------------------------------------------------------
TOBACCO--2.3%
Altria Group, Inc.                                  3,847,700       267,068,857
--------------------------------------------------------------------------------
ENERGY--14.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.5%
Schlumberger Ltd.                                   1,804,900       174,172,850
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--13.1%
Anadarko Petroleum
Corp.                                               1,288,500        63,110,730
--------------------------------------------------------------------------------
Apache Corp.                                          723,400        55,976,692
--------------------------------------------------------------------------------
Chevron Corp.                                       3,746,860       328,824,434
--------------------------------------------------------------------------------
ConocoPhillips                                      2,203,796       180,468,854
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                   7,165,896       614,332,264
--------------------------------------------------------------------------------
Hess Corp.                                            337,700        20,724,649


            55 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS Continued
Kinder Morgan
Management LLC 1                                            1   $            29
--------------------------------------------------------------------------------
Marathon Oil Corp.                                  1,464,200        78,905,738
--------------------------------------------------------------------------------
Occidental Petroleum
Corp.                                               1,581,200        89,638,228
--------------------------------------------------------------------------------
Valero Energy Corp.                                 1,075,800        73,703,058
                                                                ----------------
                                                                  1,505,684,676

--------------------------------------------------------------------------------
FINANCIALS--18.1%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.1%
Ameriprise Financial, Inc.                            933,100        56,928,431
--------------------------------------------------------------------------------
Bank of New York Mellon
Corp.                                               1,613,984        65,253,373
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc.
(The) 2                                               329,700        35,825,202
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The)                                            396,500        69,787,965
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             813,600        59,962,320
--------------------------------------------------------------------------------
Morgan Stanley                                      1,082,238        67,499,184
                                                                ----------------
                                                                    355,256,475

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.9%
Fifth Third Bancorp                                 1,066,200        38,052,678
--------------------------------------------------------------------------------
KeyCorp                                               626,200        20,852,460
--------------------------------------------------------------------------------
U.S. Bancorp                                        1,582,470        51,192,905
--------------------------------------------------------------------------------
Wachovia Corp.                                      1,851,010        90,662,470
--------------------------------------------------------------------------------
Wells Fargo & Co.                                   3,783,220       138,238,859
                                                                ----------------
                                                                    338,999,372

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.1%
Discover Financial
Services 1                                            566,469        13,108,093
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.1%
Bank of America Corp.                               4,486,039       227,352,457
--------------------------------------------------------------------------------
Citigroup, Inc.                                     4,490,446       210,512,108
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                3,393,196       151,065,086
                                                                ----------------
                                                                    588,929,651

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--5.6%
ACE Ltd.                                              531,600   $    30,705,216
--------------------------------------------------------------------------------
Allstate Corp.                                      1,360,800        74,503,800
--------------------------------------------------------------------------------
American International
Group, Inc.                                         2,233,305       147,398,130
--------------------------------------------------------------------------------
Aon Corp.                                             437,000        18,930,840
--------------------------------------------------------------------------------
Chubb Corp.                                         1,237,600        63,278,488
--------------------------------------------------------------------------------
CNA Financial Corp. 2                                 391,000        16,406,360
--------------------------------------------------------------------------------
Genworth Financial,
Inc., Cl. A                                         1,914,900        55,493,802
--------------------------------------------------------------------------------
Lincoln National Corp.                                470,900        28,668,392
--------------------------------------------------------------------------------
MetLife, Inc.                                         474,200        30,372,510
--------------------------------------------------------------------------------
Principal Financial
Group, Inc. (The)                                     843,200        46,789,168
--------------------------------------------------------------------------------
Travelers Cos., Inc.
(The)                                               1,450,400        73,303,216
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                711,200        54,193,440
                                                                ----------------
                                                                    640,043,362

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
General Growth
Properties, Inc.                                      156,000         7,754,760
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.2%
Fannie Mae                                          1,203,600        78,968,196
--------------------------------------------------------------------------------
Washington Mutual,
Inc. 2                                              1,505,900        55,296,648
                                                                ----------------
                                                                    134,264,844

--------------------------------------------------------------------------------
HEALTH CARE--14.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%
Amgen, Inc. 1                                       1,006,900        50,455,759
--------------------------------------------------------------------------------
Biogen Idec, Inc. 1                                   766,600        48,924,412
--------------------------------------------------------------------------------
Genentech, Inc. 1                                     230,900        17,273,629
                                                                ----------------
                                                                    116,653,800

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Baxter International, Inc.                            929,800        50,915,848
--------------------------------------------------------------------------------
Covidien Ltd. 1                                       532,325        21,202,505
--------------------------------------------------------------------------------
Medtronic, Inc.                                     1,003,300        53,014,372
--------------------------------------------------------------------------------
Zimmer Holdings, Inc. 1                               405,600        31,770,648
                                                                ----------------
                                                                    156,903,373


            56 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.5%
Aetna, Inc.                                         1,445,600   $    73,595,496
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                 194,900        13,327,262
--------------------------------------------------------------------------------
CIGNA Corp.                                           932,400        48,186,432
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                               694,800        38,040,300
--------------------------------------------------------------------------------
McKesson Corp.                                        837,300        47,901,933
--------------------------------------------------------------------------------
Medco Health Solutions,
Inc. 1                                                786,500        67,206,425
--------------------------------------------------------------------------------
UnitedHealth Group,
Inc.                                                3,653,294       182,701,233
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                   1,959,872       157,946,084
                                                                ----------------
                                                                    628,905,165

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.1%
Bristol-Myers Squibb Co.                            2,396,800        69,866,720
--------------------------------------------------------------------------------
Eli Lilly & Co.                                     1,009,300        57,883,355
--------------------------------------------------------------------------------
Forest Laboratories,
Inc. 1                                                992,700        37,355,301
--------------------------------------------------------------------------------
Johnson & Johnson                                   3,716,144       229,620,538
--------------------------------------------------------------------------------
Pfizer, Inc.                                       10,655,445       264,681,254
--------------------------------------------------------------------------------
Wyeth                                               1,077,300        49,878,990
                                                                ----------------
                                                                    709,286,158

--------------------------------------------------------------------------------
INDUSTRIALS--9.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.5%
Boeing Co.                                            691,600        66,877,720
--------------------------------------------------------------------------------
General Dynamics Corp.                                430,000        33,780,800
--------------------------------------------------------------------------------
Honeywell International,
Inc.                                                1,439,500        80,827,925
--------------------------------------------------------------------------------
L-3 Communications
Holdings, Inc.                                        172,600        17,002,826
--------------------------------------------------------------------------------
Lockheed Martin
Corp.                                                 800,500        79,361,570
--------------------------------------------------------------------------------
Northrop Grumman
Corp.                                                 906,600        71,476,344
--------------------------------------------------------------------------------
Precision Castparts
Corp.                                                 198,500        25,866,535
--------------------------------------------------------------------------------
Raytheon Co.                                        1,050,900        64,462,206
--------------------------------------------------------------------------------
United Technologies
Corp.                                               1,022,400        76,301,712
                                                                ----------------
                                                                    515,957,638

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.4%
United Parcel Service,
Inc., Cl. B                                           661,400   $    50,173,804
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.1%
3M Co.                                                631,700        57,478,383
--------------------------------------------------------------------------------
General Electric Co.                                6,471,100       251,531,657
--------------------------------------------------------------------------------
Tyco International Ltd.                             1,025,525        45,287,184
                                                                ----------------
                                                                    354,297,224

--------------------------------------------------------------------------------
MACHINERY--1.0%
Caterpillar, Inc.                                     537,500        40,726,375
--------------------------------------------------------------------------------
Cummins, Inc.                                          97,200        11,510,424
--------------------------------------------------------------------------------
Eaton Corp.                                           610,800        57,549,576
--------------------------------------------------------------------------------
ITT Corp.                                              88,800         6,037,512
                                                                ----------------
                                                                    115,823,887

--------------------------------------------------------------------------------
ROAD & RAIL--0.1%
Laidlaw International,
Inc.                                                   59,900         2,076,134
--------------------------------------------------------------------------------
Union Pacific Corp.                                   102,700        11,458,239
                                                                ----------------
                                                                     13,534,373

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--21.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.2%
Cisco Systems, Inc. 1                              10,058,100       321,054,552
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                            1,991,074        65,546,156
--------------------------------------------------------------------------------
Motorola, Inc.                                      2,193,000        37,171,350
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                      1,426,775        56,914,055
                                                                ----------------
                                                                    480,686,113

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--6.4%
Apple, Inc. 1                                         907,200       125,629,056
--------------------------------------------------------------------------------
Dell, Inc. 1                                        2,121,500        59,932,375
--------------------------------------------------------------------------------
EMC Corp. 1                                         3,538,100        69,559,046
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                 3,585,000       176,919,750
--------------------------------------------------------------------------------
International Business
Machines Corp.                                      2,605,400       304,024,126
                                                                ----------------
                                                                    736,064,353


            57 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies,
Inc. 1                                              1,518,000  $     55,255,200
--------------------------------------------------------------------------------
Tyco Electronics Ltd. 1                               532,325        18,562,173
                                                                ----------------
                                                                     73,817,373

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.0%
Google, Inc., Cl. A 1                                 211,900       109,181,475
--------------------------------------------------------------------------------
IT SERVICES--2.6%
--------------------------------------------------------------------------------
Accenture Ltd., Cl. A                               1,578,500        65,049,985
--------------------------------------------------------------------------------
Automatic Data
Processing, Inc.                                    1,355,600        62,005,144
--------------------------------------------------------------------------------
Electronic Data Systems
Corp.                                               2,283,700        52,273,893
--------------------------------------------------------------------------------
First Data Corp.                                    2,505,800        83,242,676
--------------------------------------------------------------------------------
MasterCard, Inc., Cl. A 2                             226,900        31,083,031
                                                                ----------------
                                                                    293,654,729

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.4%
--------------------------------------------------------------------------------
Xerox Corp. 1                                       2,814,900        48,219,237
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.8%
Analog Devices, Inc.                                  952,900        35,142,952
--------------------------------------------------------------------------------
Applied Materials, Inc.                             2,470,300        52,765,608
--------------------------------------------------------------------------------
Intel Corp.                                         2,818,000        72,563,500
--------------------------------------------------------------------------------
Texas Instruments, Inc.                             1,463,700        50,117,088
                                                                ----------------
                                                                    210,589,148

--------------------------------------------------------------------------------
SOFTWARE--4.3%
Adobe Systems, Inc. 1                               1,071,200        45,793,800
--------------------------------------------------------------------------------
Microsoft Corp.                                    12,929,754       371,471,832
--------------------------------------------------------------------------------
Oracle Corp. 1                                      3,962,100        80,351,388
                                                                ----------------
                                                                    497,617,020

--------------------------------------------------------------------------------
MATERIALS--2.1%
--------------------------------------------------------------------------------
CHEMICALS--0.8%
Air Products &
Chemicals, Inc.                                        94,100         8,469,941
--------------------------------------------------------------------------------
Dow Chemical Co.
(The)                                               1,468,600        62,606,418
--------------------------------------------------------------------------------
PPG Industries, Inc.                                  189,000        13,863,150
                                                                ----------------
                                                                     84,939,509

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING--0.9%
Nucor Corp.                                           689,400  $     36,469,260
--------------------------------------------------------------------------------
Southern Copper
Corp. 2                                               317,700        33,437,925
--------------------------------------------------------------------------------
United States Steel
Corp.                                                 380,600        35,959,088
                                                                ----------------
                                                                    105,866,273

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%
International Paper Co.                             1,305,900        45,850,149
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.5%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
AT&T, Inc.                                          2,221,691        88,578,820
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1                               6,505,900        58,227,805
--------------------------------------------------------------------------------
Verizon Communications,
Inc.                                                3,003,600       125,790,768
                                                                ----------------
                                                                    272,597,393

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
--------------------------------------------------------------------------------
Alltel Corp.                                          659,300        45,003,818
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                 4,654,331        88,059,943
                                                                ----------------
                                                                    133,063,761

--------------------------------------------------------------------------------
UTILITIES--1.5%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
American Electric Power
Co., Inc.                                             521,300        23,187,424
--------------------------------------------------------------------------------
Edison International,
Inc.                                                  826,700        43,575,357
--------------------------------------------------------------------------------
Progress Energy, Inc.                                 497,400        22,820,712
--------------------------------------------------------------------------------
Progress Energy, Inc.,
Contingent Value
Obligation 1,3                                        680,100           224,433
                                                                ----------------
                                                                     89,807,926

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.7%
PG&E Corp.                                            896,900        39,912,050
--------------------------------------------------------------------------------
Sempra Energy                                         711,200        39,137,334
                                                                ----------------
                                                                     79,049,384
                                                                ----------------
Total Common Stocks
(Cost $9,155,401,834)                                            11,475,927,097


            58 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Wachovia Corp.,
Dividend Equalization
Preferred Shares 1,3
(Cost $0)                                             100,000  $            110

                                                        UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Dime Bancorp, Inc.
Wts., Exp. 1/2/10 1                                   485,800           111,783
--------------------------------------------------------------------------------
Lucent Technologies,
Inc. Wts., Exp. 12/10/07 1                             68,554             2,057
                                                                ----------------
Total Rights, Warrants and Certificates
(Cost $0)                                                               113,840

--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from
Securities Loaned)
(Cost $9,155,401,834)                                            11,476,041,047

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--1.0% 4
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.0%
Undivided interest of 3.22% in joint repurchase
agreement (Principal Amount/Value $3,500,000,000,
with a maturity value of $3,502,100,000) with
Bank of America NA, 5.40%, dated 08/31/07,
to be repurchased at $112,622,164 on
9/4/07, collateralized by U.S. Agency
Mortgages, 5%-5.50%, 3/1/34-6/1/35,
with a value of
$3,570,000,000
(Cost $112,554,631)                              $112,554,631   $   112,554,631

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $9,267,956,465)                                   100.7%   11,588,595,678
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (0.7)      (76,104,210)
                                                 -------------------------------
NET ASSETS                                              100.0%  $11,512,491,468
                                                 ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of August 31, 2007 was $224,543, which represents less than 0.005% of the Fund's net assets. See Note 6 of accompanying Notes.

4. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

The following issuer was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2007 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. There were no affiliate securities held by the Fund as of August 31, 2007. Transactions during the period in which the issuer was an affiliate are as follows:

                                     SHARES           GROSS           GROSS            SHARES
                            AUGUST 31, 2006       ADDITIONS      REDUCTIONS   AUGUST 31, 2007
---------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                 --   1,458,649,664   1,458,649,664                --

                                                                                     DIVIDEND
                                                                                       INCOME
---------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                                         $  2,556,711

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            59 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $9,267,956,465)--see accompanying statement of investments               $ 11,588,595,678
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                        5,238,484
----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                           45,763,029
Interest and dividends                                                                                     22,628,877
Other                                                                                                         210,421
                                                                                                     -----------------
Total assets                                                                                           11,662,436,489

----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                112,554,631
----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                           29,884,291
Distribution and service plan fees                                                                          4,452,403
Transfer and shareholder servicing agent fees                                                               1,595,717
Shareholder communications                                                                                  1,225,438
Directors' compensation                                                                                       121,603
Other                                                                                                         110,938
                                                                                                     -----------------
Total liabilities                                                                                         149,945,021

----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $ 11,512,491,468
                                                                                                     =================

----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                 $      2,682,317
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                              8,163,207,286
----------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                          75,037,327
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                            950,925,325
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                       2,320,639,213
                                                                                                     -----------------
NET ASSETS                                                                                           $ 11,512,491,468
                                                                                                     =================


            60 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $8,015,873,016 and 185,490,141 shares of capital stock outstanding)                                       $  43.21
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                  $  45.85
----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,206,239,895 and 28,836,079 shares of capital stock outstanding)                                        $  41.83
----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,126,093,710 and 26,999,468 shares of capital stock outstanding)                                        $  41.71
----------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $238,067,937 and 5,590,356 shares of capital stock outstanding)                                           $  42.59
----------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $926,216,910 and 21,315,699 shares of
capital stock outstanding)                                                                                   $  43.45

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            61 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
STATEMENT OF OPERATIONS  For the Year Ended August 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                               $    218,283,935
Affiliated companies                                                                                        2,556,711
----------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                      1,143,784
----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                      840,586
----------------------------------------------------------------------------------------------------------------------
Other income                                                                                                  345,032
                                                                                                     -----------------
Total investment income                                                                                   223,170,048

----------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------
Management fees                                                                                            53,736,971
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                    19,968,890
Class B                                                                                                    13,493,205
Class C                                                                                                    11,512,666
Class N                                                                                                     1,157,219
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                    14,000,234
Class B                                                                                                     2,195,896
Class C                                                                                                     1,911,325
Class N                                                                                                       475,488
Class Y                                                                                                       157,294
----------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                     1,259,482
Class B                                                                                                       450,953
Class C                                                                                                       145,867
Class N                                                                                                        13,721
----------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                       206,587
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                    66,600
----------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                     1,500
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                         357,259
                                                                                                     -----------------
Total expenses                                                                                            121,111,157
Less reduction to custodian expenses                                                                           (2,567)
Less waivers and reimbursements of expenses                                                                   (48,738)
                                                                                                     -----------------
Net expenses                                                                                              121,059,852

----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                     102,110,196


            62 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                                              $  1,445,800,255
Foreign currency transactions                                                                               1,219,887
Net increase from payment by affiliate                                                                         47,596
                                                                                                     -----------------
Net realized gain                                                                                       1,447,067,738
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                               153,298,145
Translation of assets and liabilities denominated in foreign currencies                                    (1,310,611)
                                                                                                     -----------------
Net change in unrealized appreciation                                                                     151,987,534

----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $  1,701,165,468
                                                                                                     =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            63 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                                2007               2006
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $    102,110,196   $     86,868,345
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                           1,447,067,738        886,986,823
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                         151,987,534         18,438,234
                                                                                         ------------------------------------
Net increase in net assets resulting from operations                                        1,701,165,468        992,293,402

-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                                       (73,117,391)       (78,299,257)
Class B                                                                                          (984,972)        (1,493,470)
Class C                                                                                        (2,391,155)        (3,049,966)
Class N                                                                                        (1,498,558)        (1,478,142)
Class Y                                                                                       (10,050,408)        (7,871,769)
                                                                                         ------------------------------------
                                                                                              (88,042,484)       (92,192,604)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                      (307,631,500)                --
Class B                                                                                       (56,774,032)                --
Class C                                                                                       (45,635,308)                --
Class N                                                                                        (8,621,612)                --
Class Y                                                                                       (28,797,341)                --
                                                                                         ------------------------------------
                                                                                             (447,459,793)                --

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                                      (477,905,838)      (740,971,280)
Class B                                                                                      (385,057,480)      (656,284,844)
Class C                                                                                       (95,608,923)      (189,937,693)
Class N                                                                                         8,020,928         14,934,343
Class Y                                                                                       179,390,811        143,274,771
                                                                                         ------------------------------------
                                                                                             (771,160,502)    (1,428,984,703)

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                     394,502,689       (528,883,905)
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                        11,117,988,779     11,646,872,684
                                                                                         ------------------------------------
End of period (including accumulated net investment income of
$75,037,327 and $60,937,269, respectively)                                               $ 11,512,491,468   $ 11,117,988,779
                                                                                         ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            64 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    39.12         $    36.18     $    32.78     $    29.62       $    27.90
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .42 1              .35 1          .47 1          .26              .22
Net realized and unrealized gain                        5.64               2.96           3.34           3.10             1.69
                                                  -------------------------------------------------------------------------------
Total from investment operations                        6.06               3.31           3.81           3.36             1.91
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.38)              (.37)          (.41)          (.20)            (.19)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.97)              (.37)          (.41)          (.20)            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    43.21         $    39.12     $    36.18     $    32.78       $    29.62
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.90%              9.19%         11.68%         11.37%            6.93%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $8,015,873         $7,680,186     $7,810,714     $7,384,256       $7,033,312
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $8,183,830         $7,845,096     $7,759,230     $7,521,103       $6,310,359
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.00%              0.93%          1.36%          0.75%            0.87%
Total expenses                                          0.89% 4,5,6        0.92% 5        0.92% 5        0.93% 5,7        0.97% 5
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              0.89%

5. Reduction to custodian expenses less than 0.005%.

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            65 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    37.87         $    34.99     $    31.67     $    28.68       $    27.04
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .10 1              .05 1          .20 1         (.21)            (.13)
Net realized and unrealized gain                        5.48               2.86           3.21           3.20             1.77
                                                  -------------------------------------------------------------------------------
Total from investment operations                        5.58               2.91           3.41           2.99             1.64
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.03)              (.03)          (.09)            --               --
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.62)              (.03)          (.09)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.83         $    37.87     $    34.99     $    31.67       $    28.68
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.06%              8.32%         10.79%         10.43%            6.06%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,206,240         $1,453,679     $1,968,829     $2,558,206       $2,941,765
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,354,135         $1,685,648     $2,295,269     $2,884,434       $2,964,666
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.24%              0.13%          0.59%         (0.10)%           0.04%
Total expenses                                          1.65% 4,5,6        1.71% 4        1.72% 4        1.78% 4,7        1.81% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.65%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            66 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

CLASS C     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    37.81         $    34.98     $    31.71     $    28.69       $    27.03
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .11 1              .07 1          .21 1         (.03)              --
Net realized and unrealized gain                        5.46               2.85           3.22           3.05             1.66
                                                  -------------------------------------------------------------------------------
Total from investment operations                        5.57               2.92           3.43           3.02             1.66
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.08)              (.09)          (.16)            --               --
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.67)              (.09)          (.16)            --               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.71         $    37.81     $    34.98     $    31.71       $    28.69
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.09%              8.36%         10.83%         10.53%            6.14%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,126,093         $1,107,962     $1,206,335     $1,241,930       $1,188,826
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,155,527         $1,163,337     $1,250,845     $1,278,659       $1,111,131
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                            0.26%              0.18%          0.62%         (0.01)%           0.09%
Total expenses                                          1.64% 4,5,6        1.67% 4        1.67% 4        1.70% 4,7        1.74% 4
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Reduction to custodian expenses less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.64%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            67 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    38.59         $    35.71     $    32.39     $    29.33       $    27.72
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .30 1              .24 1          .35 1          .15              .20
Net realized and unrealized gain                        5.57               2.92           3.30           3.05             1.65
                                                  -----------------------------------------------------------------------------
Total from investment operations                        5.87               3.16           3.65           3.20             1.85
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.28)              (.28)          (.33)          (.14)            (.24)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (1.87)              (.28)          (.33)          (.14)            (.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    42.59         $    38.59     $    35.71     $    32.39       $    29.33
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     15.59%              8.87%         11.30%         10.93%            6.78%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  238,068         $  207,339     $  177,463     $  150,955       $   79,188
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  232,421         $  194,639     $  168,866     $  122,478       $   60,950
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   0.73%              0.63%          1.02%          0.38%            0.65%
Total expenses                                          1.17% 4            1.22%          1.26%          1.31%            1.23%
Expenses after payments,
waivers and/or reimbursements
and reduction to custodian expenses                     1.17%              1.22%          1.26%          1.31%            1.18%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              1.17%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            68 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

CLASS Y     YEAR ENDED AUGUST 31,                       2007               2006           2005           2004             2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    39.33         $    36.38     $    32.93     $    29.75       $    28.02
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .60 1              .52 1          .64 1          .34              .11
Net realized and unrealized gain                        5.67               2.96           3.34           3.13             1.86
                                                  -----------------------------------------------------------------------------
Total from investment operations                        6.27               3.48           3.98           3.47             1.97
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.56)              (.53)          (.53)          (.29)            (.24)
Distributions from net realized gain                   (1.59)                --             --             --               --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                          (2.15)              (.53)          (.53)          (.29)            (.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    43.45         $    39.33     $    36.38     $    32.93       $    29.75
                                                  =============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     16.40%              9.63%         12.15%         11.69%            7.11%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  926,217         $  668,823     $  483,532     $  570,991       $  441,460
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  844,472         $  594,018     $  496,349     $  558,130       $  242,029
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   1.42%              1.38%          1.82%          1.07%            1.01%
Total expenses                                          0.48% 4            0.49%          0.53%          0.60%            0.87%
Expenses after payments,
waivers and/or reimbursements
and reduction to custodian expenses                     0.48%              0.49%          0.53%          0.60%            0.83%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  104%                84%            79%            76%              94%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007              0.48%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            69 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are


            70 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


            71 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $ 422,026,088    $ 679,149,786             $ 23,186      $ 2,245,585,717

1. The Fund had $23,186 of post-October foreign currency losses which were deferred.

2. During the fiscal year ended August 31, 2007, the Fund utilized $489,935 of capital loss carryforward to offset capital gains realized in that fiscal year. a

   a. Includes $489,935 of capital loss carryforwards acquired in the September 4, 2003 merger of Oppenheimer Trinity Core Fund.

3. During the fiscal year ended August 31, 2006, the Fund utilized $669,602,504 of capital loss carryforward to offset capital gains realized in that fiscal year. a

   a. Includes $489,935 of capital loss carryforwards acquired in the September 4, 2003 merger of Oppenheimer Trinity Core Fund.


            72 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                    INCREASE TO                REDUCTION TO
                                    ACCUMULATED             ACCUMULATED NET
     INCREASE TO                 NET INVESTMENT               REALIZED GAIN
     PAID-IN CAPITAL                     INCOME            ON INVESTMENTS 4
     ----------------------------------------------------------------------
     $ 135,926,902                     $ 32,346               $ 135,959,248

4. $135,436,967, including $91,036,771 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

                                               YEAR ENDED        YEAR ENDED
                                          AUGUST 31, 2007   AUGUST 31, 2006
     ----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                        $  88,042,359      $ 92,192,604
     Long-term capital gain                   447,459,918                --
                                            -------------------------------
     Total                                  $ 535,502,277      $ 92,192,604
                                            ===============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities           $ 9,343,009,961
                                              ===============
     Gross unrealized appreciation            $ 2,404,926,593
     Gross unrealized depreciation               (159,340,876)
                                              ---------------
     Net unrealized appreciation              $ 2,245,585,717
                                              ===============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income


            73 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


            74 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 840 million shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED AUGUST 31, 2007          YEAR ENDED AUGUST 31, 2006
                                     SHARES              AMOUNT          SHARES              AMOUNT
----------------------------------------------------------------------------------------------------
CLASS A
Sold                             20,628,969    $    853,510,126      26,624,100    $  1,007,441,844
Dividends and/or
distributions reinvested          8,913,226         355,994,212       1,913,771          71,938,634
Redeemed                        (40,383,161)     (1,687,410,176)    (48,081,986)     (1,820,351,758)
                                --------------------------------------------------------------------
Net decrease                    (10,840,966)   $   (477,905,838)    (19,544,115)   $   (740,971,280)
                                ====================================================================

----------------------------------------------------------------------------------------------------
CLASS B
Sold                              3,060,604    $    123,359,939       4,058,713    $    149,179,170
Dividends and/or
distributions reinvested          1,421,750          55,277,609          38,325           1,403,097
Redeemed                        (14,028,498)       (563,695,028)    (21,981,611)       (806,867,111)
                                --------------------------------------------------------------------
Net decrease                     (9,546,144)   $   (385,057,480)    (17,884,573)   $   (656,284,844)
                                ====================================================================

----------------------------------------------------------------------------------------------------
CLASS C
Sold                              2,308,996    $     92,663,359       2,576,737    $     94,490,367
Dividends and/or
distributions reinvested          1,087,129          42,137,114          72,361           2,644,058
Redeemed                         (5,696,274)       (230,409,396)     (7,833,508)       (287,072,118)
                                --------------------------------------------------------------------
Net decrease                     (2,300,149)   $    (95,608,923)     (5,184,410)   $   (189,937,693)
                                ====================================================================

----------------------------------------------------------------------------------------------------
CLASS N
Sold                              1,607,897    $     65,689,791       2,043,767    $     76,211,483
Dividends and/or
distributions reinvested            249,507           9,840,578          38,592           1,434,091
Redeemed                         (1,640,570)        (67,509,441)     (1,677,909)        (62,711,231)
                                --------------------------------------------------------------------
Net increase                        216,834    $      8,020,928         404,450    $     14,934,343
                                ====================================================================

----------------------------------------------------------------------------------------------------
CLASS Y
Sold                              9,204,931    $    387,484,627       8,687,755    $    331,059,516
Dividends and/or
distributions reinvested            944,172          37,804,657         202,236           7,618,220
Redeemed                         (5,837,620)       (245,898,473)     (5,178,566)       (195,402,965)
                                --------------------------------------------------------------------
Net increase                      4,311,483    $    179,390,811       3,711,425    $    143,274,771
                                ====================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2007, were as follows:

                                           PURCHASES               SALES
        ----------------------------------------------------------------
        Investment securities       $ 12,116,364,462    $ 13,258,544,640


            75 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                   FEE SCHEDULE
                   -----------------------------------
                   Up to $200 million            0.65%
                   Next $150 million             0.60
                   Next $150 million             0.55
                   Over $500 million             0.45

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2007, the Fund paid $18,921,456 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service


            76 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2007 for Class B, Class C and Class N shares were $19,978,111, $36,529,939 and $3,602,930, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
August 31, 2007    $  1,963,596       $  34,701    $  2,263,730       $  42,588       $  15,932

--------------------------------------------------------------------------------
PAYMENTS, WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended August 31, 2007, the Manager waived $48,738 for IMMF management fees.

      The Distributor paid the Fund $47,596 in restitution as part of a settlement with respect to an investigation of certain agreements between the Distributor and various financial intermediaries that had selling agreements with the Distributor. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.


            77 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of August 31, 2007, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of August 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of August 31, 2007, the Fund had on loan securities valued at $104,898,203, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $112,554,631 was received for the loans, all of which was received in cash and subsequently invested in approved investments.


            78 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


            79 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

OPPENHEIMER MAIN STREET FUND (UNDERLYING FUND)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund (the "Fund") a series of Oppenheimer Main Street Fund, Inc., including the statement of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 9, 2007


              80 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $16,500 in fiscal 2007 and $13,000 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $1,596 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $2,625 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include the cost of evaluating the amendment regarding the trustee's retirement plan, compliance review of CCO project and professional services for 22c-2 program.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $4,221 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Principal Protected Trust II


By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    10/09/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    10/09/2007

By:      /s/ Brian W. Wixted
         ---------------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    10/09/2007